Delivering innovation by daring to be different September 5, 2018 Exhibit 99.1

Forward Looking Statements This presentation is for informational purposes only and is not an offer to sell or a solicitation of an offer to buy any securities of DARÉ BIOSCIENCE, INC. (“DARÉ” OR THE “COMPANY”). THIS PRESENTATION INCLUDES CERTAIN INFORMATION OBTAINED FROM TRADE AND STATISTICAL SERVICES, THIRD PARTY PUBLICATIONS, AND OTHER SOURCES. DARÉ HAS NOT INDEPENDENTLY VERIFIED SUCH INFORMATION AND THERE CAN BE NO ASSURANCE AS TO ITS ACCURACY.   ALL STATEMENTS IN This presentation, OTHER THAN STATEMENTS OF HISTORICAL FACT, ARE forward-looking statements within the meaning of federal securities laws. IN SOME CASES, YOU CAN IDENTIFY FORWARD-LOOKING STATEMENTS BY TERMS SUCH AS “MAY,” ”WILL,” “EXPECT,” “PLAN,” “ANTICIPATE,” “Strategy,” “designed,” “COULD,” “INTEND,” “BELIEVE,” “ESTIMATE,” “Target,” OR “POTENTIAL” AND OTHER SIMILAR EXPRESSIONS, OR THE NEGATIVE OF THESE TERMS. Forward-looking statements involve risks, uncertainties and assumptions that may cause DARÉ’S actual results, performance or achievements to be materially different from THOSE expressed or implied by the forward-looking statements, INCLUDING, WITHOUT LIMITATION risks and uncertainties relating to: the outcome or success of clinical trials; DARÉ’s ability to raise additional capital as needed; DARÉ’s ability TO OBTAIN AND MAINTAIN INTELLECTUAL PROPERTY PROTECTION FOR ITS PRODUCT CANDIDATES; DARÉ’S ABILITY TO DEVELOP product candidates ON THE TIMELINEs set forth HEREIN; and other risk factors described in DARÉ’s most recent annual report on form 10-K and quarterly report on form 10-q filed with the Securities and Exchange Commission. All forward-looking statements in this presentation are current only as of the date hereof and DARÉ does not undertake any obligation to update any forward-looking statement to reflect new information, future developments or otherwise, except as required by law.

Vision: To become the coordinating presence in women’s health. Mission: We achieve this by identifying, unlocking and advancing innovation that improves health outcomes and promotes a better quality of life for women. Vision & Mission

Daré Highlights Daring to be different A pure play biopharmaceutical company focused on improving the health and well being of women. Focused on targeted delivery of products to address persistent unmet needs in women’s health: Pregnancy Prevention Sexual Health Vaginal Health Fertility The portfolio is well positioned to drive upside value in the short and long term and each asset is positioned to be a first-in-category opportunity. Multiple milestones and value drivers expected over the next 12 - 24 months: Advancing our two Phase 2 programs, and Initiating development activities on Phase 1 and preclinical programs.

Coordinating Innovation in Women’s Health Daré is building a strong and strategic network to advance innovation in women’s health. Global Women's Health Market Worth $51 Billion by 2025 - CAGR: 3.9% 1 1. https://www.prnewswire.com/news-releases/womens-health-market-size-worth-513-billion-by-2025--cagr-39-grand-view-research-inc-651064753.html Women’s Health Network of Product Developers Women’s Health Network of Potential Commercial Partners* Strategic Science & Technologies *Company names and logos are for illustrative purposes only.

Portfolio Overview

Innovative Women's Health Pipeline

Pre-Clinical | Phase 1 | Phase 2 | Phase 3 | Regulatory Filing

Product	Program	Timing
Barrier IVR ferrous gluconate	**Ovaprene® (PCT)*** *Pregnancy Prevention (Contraception)* *CDRH / Device Lead*	*Topline 2H 2019*
Topical Cream sildenafil	**Topical 5% Sildenafil Citrate Cream** *Female Sexual Arousal Disorder*	*Topline 4Q 2020*
IVR estradiol + progesterone	**DARE-HRT1^‡** *Hormone Replacement Therapy* *Formerly JNP-0201*	*Topline 2H 2019*
Vaginal Insert SERM	**DARE-VVA1^** *Vulvar Vaginal Atrophy* *Formerly PT-101*	
IVR natural progesterone	**DARE-FRT1^** *Preterm Birth / Infertility (IVF)* *Formerly JNP-0301*	
IVR oxybutynin	**DARE-OAB1^** *Overactive Bladder* *Formerly JNP-0101*	
Ca2+ Target	**DARE-RH1** *Contraception* *Formerly CatSper*	
Injectable sustained release etonogestrel	**ORB 204 & 214^** *Contraception*	

^505(b)(2).
*Ovaprene Post Coital Test (PCT) is a pre-pivotal clinical study.
‡HRT Phase 1 study to be conducted in Australia by Daré subsidiary.

Timeline reflects management's current estimates and constitutes a forward looking statement subject to qualifications elsewhere in the presentation. Actual development timeline may be substantially longer, and Daré is under no obligation to update or review this estimate.

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1. Global Market Insights, https://globenewswire.com/news-release/2016/05/19/841462/0/en/Contraceptives-Market-size-to-exceed-33-Billion-by-2023-Global-Market-Insights-Inc.html Contraception $32 billion global category1

What's Driving Innovation in Contraception

Innovation in Contraception

Advances in hormone products have largely focused on reducing the hormone dosage, adjusting or extending the duration of protection and optimizing methods of administration.


Lo Loestrin Fe
(norethindrone acetate and ethinyl estradiol tablets, ethinyl estradiol tablets and ferrous fumarate tablets)
1 mg/10 mcg and 10 mcg
[1]


Minastrin® 24 Fe
(norethindrone acetate and ethinyl estradiol chewable tablets and ferrous fumarate tablets)
1 mg/20 mcg
[2]


How to use NuvaRing
[3]


[4]

Convenience is driving new innovation

- NuvaRing®
  - Monthly, convenient vaginal ring product form.
  - 2017 revenue: $761 million (Merck).[5]
- Mirena®
  - Physician inserted, long-acting.
  - Low/locally delivered hormone IUS.
  - 2017 revenue: $1.12 billion (Bayer).[5]

1. Lo Loestrin Fe contains a low-dose combination of two female hormones. https://www.loloestrin.com/loloestrin/about-lo-loestrin. Lo Loestrin® and its design are registered trademarks of Allergan Pharmaceuticals International Limited.
2. Minastrin https://www.minastrin24.com. Minastrin® is a registered trademark of Allergan Pharmaceuticals International Limited.
3. https://www.nuvaring.com/how-nuvaring-works/
4. https://www.mirena-us.com/about-mirena/
5. 2017 SEC Financial Filings

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U.S. Contraceptive Market

$6 Billion

The US Contraceptive Market is Large

- >$6 billion in US Rx sales of contraceptive products (2016).[1]
- 40 million women of reproductive age currently use a contraceptive method.[2]

Ready for Innovation

- 4 in 10 women not satisfied with their current method.[2]
- ~50% of women opting for a shorter-acting reversible method.[3]

Limited product mix in the OTC non-hormonal contraceptive category

- Most non-hormonal options are over the counter (OTC) and are not optimal in terms of effectiveness or convenience.
    - Largest SKUs in the OTC channel are condoms and Plan-B.[4]

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Daring to be different

1. IMS NSP through Dec 2016
2. www.guttmacher.org, contraceptive fact sheet
3. Ersek, J, Matern Child Health J (2011) 15:497–506
4. IRI Data

9

Women’s Preferences Effective Pregnancy Prevention Convenient Product Forms Independent surveys revealed that the vaginal ring has many of the features women deemed extremely important.1 Less Hormones A majority of women prefer a monthly option with a lower hormone dose than the pill.2 Methods not in the moment (noncoital) 75% of women who practice contraception currently use non-coital (not in the moment) methods.3 What Women Want from Birth Control Lessard, L,Perspectives on Sexual and Reproductive Health, Volume 44, Number 3,9-2012 Hooper, DJ, Clin Drug Investig. 2010;30(11):74963 https://www.guttmacher.org/fact-sheet/contraceptive-use-united-states

What's Driving Innovation in Contraception

Innovation in Contraception - What's Missing?

Non-hormonal, non-coital alternatives that are effective and easy to use.

Non-hormonal Products (marketed or in development) [1]

- Spermicides / vaginal gels
  - Least effective woman controlled.
  - On-demand / pre-coital application.
- Condoms
  - Effective, not woman controlled.
  - On-demand / pre-coital application.
- Diaphragms
  - Most effective woman controlled.
  - On-demand / pre-coital insertion.
- Long-acting IUD
  - Most effective.
  - Requires physician insertion/removal.

100% Effective = 0% Risk of Pregnancy [1,2]

Birth Control Effectiveness

Method	Perfect Use	Typical Use
Spermicide* / vaginal gels	82.00%	72.00%
Sponge-Parous*	80.00%	76.00%
Sponge-Nulliparous*	91.00%	88.00%
Condom (male)*	98.00%	82.00%
Diaphragm*	94.00%	88.00%
Combined Pill & Progestin only*	99.70%	91.00%
Evra Patch*	99.70%	91.00%
Nuva Ring*	99.70%	91.00%
Depo-Provera*	99.80%	94.00%
IUD- ParaGard (Copper T)*	99.40%	99.80%
IUD- Mirena (LNg)*	99.80%	99.80%
Implanon*	99.95%	99.95%
Female Sterilization*	99.50%	99.50%
Male Sterilization*	99.90%	98.85%

A non-hormonal, non-daily, woman controlled option with efficacy approaching traditional hormonal methods aligns well with consumer need states.

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1. Trussell J. Contraceptive Efficacy. In Hatcher RA, Trussell J, Nelson AL, Cates W, Kowal D, Policar M. Contraceptive Technology: Twentieth Revised Edition. New York, NY: Ardent Media, 2011.
2. http://www.contraceptivetechnology.org/wp-content/uploads/2013/09/CTFailureTable.pdf

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Ovaprene® A New Contraceptive Opportunity Monthly Non-Hormonal Opportunity

Ovaprene® Non-hormonal, Monthly Vaginal Ring Spermiostatic Environment1 Achieved through a contraceptive-loaded silicone ring matrix. Releasing non-hormonal active Ferrous gluconate. Physical Barrier1 3-D, non-braided, fluid-permeable mesh barrier. Rx distribution (OB/GYN) – anticipated upon approval. Patent Protection1 12 issued patents worldwide (9 U.S.). IP coverage through August 2028. Potential extension to 2033. 1. Data on file Ovaprene® A New Contraceptive Opportunity

Ovaprene®

A New Contraceptive Opportunity

Ovaprene® Non-hormonal, Monthly Vaginal Ring

Ovaprene successfully prevented sperm from reaching the cervical canal in a previous human postcoital test (PCT) clinical study.

- 2009 - Postcoital Assessment:[1]
  - Open-label, single-arm, pilot safety and tolerability study.
  - Published in the Journal of Reproductive Medicine, 2009.
- Patients:
  - N= 21; all women completed one cycle of use.
- Results:
  - **Postcoital testing revealed no viable sperm in the cervical mucus.**
  - No colposcopic abnormalities, no significant changes in vaginal flora and no serious adverse effects observed.

Birth Control Effectiveness [2,3]

Method	Perfect Use	Typical Use
Spermicide* / vaginal gels	82.00%	72.00%
Sponge-Parous*	80.00%	76.00%
Sponge-Nulliparous*	91.00%	88.00%
Condom (male)*	98.00%	82.00%
Diaphragm*	94.00%	88.00%
Combined Pill & Progestin only*	99.70%	91.00%
Evra Patch*	99.70%	91.00%
Nuva Ring*	99.70%	91.00%
Depo-Provera*	99.80%	94.00%
IUD- ParaGard (Copper T)*	99.40%	99.80%
IUD- Mirena (LNg)*	99.80%	99.80%
Implanon*	99.95%	99.95%
Female Sterilization*	99.50%	99.50%
Male Sterilization*	99.90%	98.85%

In PCT studies of similar size, products (diaphragms) with no motile sperm in the cervical mucus during their PCT assessments **demonstrated "typical use" contraceptive effectiveness of 88%** in pivotal contraceptive studies evaluating pregnancy rates over time.

dare bioscience

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1. Journal of Reproductive Medicine 2009; 54: 685-690
2. Trussell J. Contraceptive Efficacy. In Hatcher RA, Trussell J, Nelson AL, Cates W, Kowal D, Policar M. Contraceptive Technology: Twentieth Revised Edition. New York, NY: Ardent Media, 2011.
3. http://www.contraceptivetechnology.org/wp-content/uploads/2013/09/CTFailureTable.pdf

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Ovaprene®

A New Contraceptive Opportunity

Ovaprene® Non-hormonal, Monthly Vaginal Ring

U.S. Regulatory Strategy

- PMA with CDRH (Medical Device Division) as lead review division.
- Pathway expected to be based on similar CDRH approvals - Example: Caya® diaphragm.*

Step 1 – Postcoital test (PCT) 2018 / 2019*

- The study is enrolling 50 couples.
  - 25 women complete a total of 21 visits
- Evaluated over the course of five menstrual cycles.
- Each woman's cervical mucus will be examined at several points during the study:
  - Cycle 1 - Baseline (excludes the use of any product),
  - Cycle 2 – Use of a barrier method (diaphragm),
  - Cycles 3,4 and 5 - Ovaprene vaginal ring.
- Assess motile sperm per high powered field (HPF) in the cervical mucus, post coitus.
- Safety assessments, PK, acceptability, fit, and ease of use.

- Data from the study is expected to be available in the second half of 2019.
- **If there is demonstration of feasibility in the PCT clinical trial, the Company intends to prepare and file an Investigational Device Exemption (IDE) with the FDA to commence a pivotal clinical trial** to support marketing approvals of Ovaprene in the United States, Europe and other countries worldwide.

Step 2 – Pivotal Study 2020 / 2021*

- Single pivotal clinical (expected).
- N= ~250 completers over 6 months of use.
  - Primary Endpoints: Safety & Efficacy
    - Pregnancy probability.
  - Secondary Endpoints:
    - Acceptability /product fit/ ease of use.
    - Assessments of vaginal health.

*Anticipated regulatory pathway and timelines. Daré has not had any communications with the FDA regarding the specific PMA requirements for Ovaprene.

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Ovaprene®

A New Contraceptive Opportunity

Ovaprene® Non-hormonal, Monthly Vaginal Ring



Features Desired Most in Birth Control:[1-4]	Design Features of Ovaprene:[5]
✓ Convenience (Easy to Use & Easy to Remember)	**Monthly Ring Product Form** *Women chose rings for the convenience of a* ***non-daily option.***
✓ Hormone Free	**No Hormones in the API** *Unique dual action MOA (spermiostatic & barrier).*
✓ Efficacy	**Potential** for Contraceptive Effectiveness at the **Lower End** of the **Hormone Contraceptive** Range.
✓ Favorable Side Effect Profile	**No Colposcopic Abnormalities** *No significant changes in vaginal flora.* *No serious adverse effects observed in prior published study.*
✓ Easily Manage Fertility	**No Systemic Activity** *Inserted and removed without a provider.* *Immediate return to fertility.*

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1. https://www.urban.org/urban-wire/women-want-effective-birth-control
2. Lessard, L,Perspectives on Sexual and Reproductive Health, Volume 44, Number 3,9-2012
3. Hooper, DJ, Clin Drug Investig. 2010;30(11):74963
4. Ersek, J, Matern Child Health J (2011) 15:497–506
5. Journal of Reproductive Medicine 2009; 54: 685-690

16

1. https://www.visiongain.com/Press_Release/911/Sexual-dysfunction-drugs-market-will-reach-7-7bn-in-2019 Female Sexual Arousal Disorder (FSAD) World market for both male and female sexual dysfunction drugs will reach 7.7 billion in 20191 Women’s Sexual Health & Wellness

Vulvar-Vaginal Atrophy Female Sexual Arousal Disorder (FSAD) Dyspareunia Hypoactive Sexual Desire Disorder (HSDD) Female Sexual Dysfunction (FSD) With its approval of Addyi®, FDA has now acknowledged and formally classified the distinct and separate disorders that comprise Female Sexual Dysfunction. Where HSDD is characterized primarily by a lack of sexual desire, FSAD is characterized primarily by an inability to attain or maintain sufficient physical sexual arousal. Female Sexual Dysfunction Market Landscape No Approved Products INTRAROSA is a registered trademark of Endoceutics, Inc. Imvexxy is a trademark of TherapeuticsMD, Inc. Osphena is a registered trademark of Duchesnay USA, Pennsylvania, USA. ESTRACE® is a registered trademark of Allergan Pharmaceuticals International Limited. Premarin is a registered trademark of Pfizer Inc. Addyi is a registered trademark of Sprout Pharmaceuticals, Inc. Bremelanotide is a registered trademark of Palatin Technologies, Inc.

Female Sexual Arousal Disorder (FSAD) FSAD is characterized primarily by an inability to attain or maintain sufficient physical sexual arousal; it is also characterized by distress or interpersonal difficulty.* Estimated 23-33% of women suffer from arousal disorder: Meta-analysis of 95 studies from 2000-2014 indicated the prevalence of Female Sexual Dysfunction in premenopausal women worldwide is 40.9%, and difficulty with arousal alone is 23%.1 33% of women in the U.S. age 21 to 60 (approximately 20 million women), experience symptoms of low or no sexual arousal.2,3 10 million women are considered distressed and actively seeking treatment.2 Female Sexual Arousal Disorder FSAD McCool et al. Sex Med Rev 2016;4:197-212. Ad Hoc Market Research: FSAD Prevalence Report (Oct 2015) conducted for SST LLC. Based on US Census projections for 2016. *Diagnostic and Statistical Manual 4th Edition Text Revision (DSM IV TR), defines female sexual arousal disorder as a persistent or recurrent inability to attain or to maintain until completion of the sexual activity, an adequate lubrication-swelling response of sexual excitement. The diagnostic criteria also state that the inability causes marked distress or interpersonal difficulty, is not better accounted for by another Axis I disorder (except another sexual dysfunction), and is not due exclusively to the direct physiological effects of a substance (e.g., a drug of abuse, a medication) or a general medical condition.

Female Sexual Arousal Disorder (FSAD) Daré licensed the rights to Topical 5% Sildenafil Citrate Cream in February, 2018 for all women’s health indications related to female sexual dysfunction and female reproductive health. In a Phase 2a study, Topical 5% Sildenafil Citrate Cream formulation demonstrated an increase in blood flow to the vaginal tissue in both pre- and postmenopausal women with FSAD. Topical 5% Sildenafil Citrate Cream FSAD

Pfizer Viagra® Studies

Increased Blood Flow and Clinical Efficacy with Oral Sildenafil in Women

Female Sexual Arousal Disorder (FSAD)

Sildenafil Demonstrated Statistically Significant Results

- Statistically significant increases in Vaginal Pulse Amplitude (VPA)[1]
- Statistically significant improvement in genital stimulation (FIEI)[2]

Pfizer VPA Clinical Lab Study – Oral Viagra®



Mean and Maximum VPA†
Placebo
Oral Viagra®
Vaginal Pulse Amplitude (ΔmV)
0
1
2
3
4
5
6
7
P=0.093
P<0.05
Mean (Erotic)
Maximum (Erotic)

† Twelve healthy premenopausal women were studied.

Pfizer Clinical Field Study – Oral Viagra®



Improvement on FIEI Questions†
Placebo
Oral Viagra®
Observed Number Improved (%)
0
10
20
30
40
50
60
70
P=0.017
P=0.015
Question 2
Question 4

Female Intervention Efficacy Index (FIEI)

† Question #2 – "After taking study medication, the sensation/feeling in my genital (vaginal, labia, clitoris) area during intercourse or stimulation (foreplay) seemed to be: (a) more than before, (b) less than before, or (c) unchanged". Question #4 – "After taking the study medication, intercourse and/or foreplay was: (a) pleasant and satisfying; better than before taking the study medication, (b) unpleasant; worse than before taking study medication, (c) unchanged; no difference, or (d) pleasant; but still not like it used to be or I would like it to be." 202 postmenopausal women with FSAD who had protocol specified estradiol and free testosterone concentrations, and/or were receiving estrogen and/or androgen replacement therapy were studied.

1. The Enhancement of Vaginal Vasocongestion by Sildenafil in Healthy Premenopausal Women. Journal of Women's Health & Gender-Based Medicine. Vol. 11, No. 4. 2002
2. Safety and Efficacy of Sildenafil Citrate for the Treatment of FSAD: A Double-Blind, Placebo Controlled Study. The Journal of Urology. Vol 170, 2333-2338, December 2003.

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Female Sexual Arousal Disorder (FSAD) Topical 5% Sildenafil Citrate Cream – Formulation Innovation Topical 5% Sildenafil Citrate Cream designed to directly increase local blood flow to the genital tissue. Localized action, with minimal systemic uptake of the active drug.1 6 issued patents in the U.S. on the topical delivery of Sildenafil and other PDE-5 inhibitors. Leveraging the known therapeutic benefit of oral sildenafil to stimulate increased blood flow to the genital tissue. If approved, Topical 5% Sildenafil Citrate Cream may offer a safe, effective and ‘on demand’ solution to difficulties with sexual arousal. SST Formulation Technology 1. Data on file Topical 5% Sildenafil Citrate Cream FSAD

Female Sexual Arousal Disorder (FSAD) TYPE C Meeting, 3Q 2018–our meeting goals: 1.Align with the agency on key aspects of the Phase 2b and the overall clinical program to support the planned NDA, including the patient reported outcome (PRO) assessments used to accurately diagnose FSAD, and the PRO instruments to be used as primary efficacy endpoints for pivotal clinical studies, study duration, and the target patient population to be studied. 2. Review nonclinical and clinical information available to date and begin dialogue to determine what else may be required to support the conduct of the planned Phase 2b multiple-dose efficacy and safety clinical study and overall NDA. Topical 5% Sildenafil Citrate Cream FSAD

Female Sexual Arousal Disorder (FSAD) Primary Endpoints for Phase 2b: While the 2016 Draft Guidance1 on arousal disorder discusses the use of the Female Sexual Function Index (FSFI) arousal questions as a possible PRO instrument for evaluating arousal improvement ─ and suggests for FSAD co-primary endpoints of improvement in satisfactory sexual events and arousal ─ the agency is open to considering an alternative approach. A tangible result of our meeting was the agency’s receptivity to our proposal that the co-primary endpoints assess the most important and relevant symptoms of the disorder – lack of genital sensations of arousal (an adequate lubrication-swelling response of sexual excitement) and personal distress. We believe the agency is receptive to our alternative approach because of its openness to collaborate with drug development companies to establish reliable patient-reported outcome measures capable of discerning the effectiveness of the product being investigated for the indication. We agreed that our Phase 2b program should commence with a content validity study to demonstrate that the symptoms we plan to assess are the most important and relevant to our target population. Because our plan is for the endpoints used in the Phase 2b to reflect the endpoints used in the Phase 3 trials, after the qualitative study is completed and before the Phase 2b at-home trial is initiated, we will request a Type C meeting to get feedback on whether the agency agrees that the PRO instruments are content valid for the target population. Topical 5% Sildenafil Citrate Cream FSAD The 2016 Draft Guidance for Industry –Low Sexual Interest, Desire, and/or Arousal in Women: Developing Drugs for Treatment (the 2016 Draft Guidance)

Female Sexual Arousal Disorder (FSAD) Length of study: The agency is agreeable to a 12-week Phase 2b trial to assess reasonable safety and preliminary efficacy. The 2016 Draft Guidance specifies 24 weeks for each of the two Phase 3 trials. Patient population: The agency confirmed that the 2016 Draft Guidance reflects its expectations regarding patient population to be studied (menopause status and concomitant conditions).  Inclusion and exclusion criteria should reflect the population anticipated to use the drug, if approved.  Further, the FDA reiterated its position that efficacy should be established separately in pre- and post-menopausal women to enable an adequate benefit/risk determination.   As noted in the 2016 Draft Guidance, sponsors can choose to study pre- and postmenopausal women in separate trials or study these populations within the same trial, however, efficacy should be demonstrated for each group. In summary: We will commence Phase 2b related activities this year, as planned, with the initiation of the content validity PRO study, In parallel, we will continue to explore additional clinical and non-clinical work that might be valuable or required to support the overall program and the anticipated design of the Phase 2b, We plan to have follow up communications with the agency, as requested, that specifically address the adequacy of the data package generated before initiating the Phase 2b at-home trial. Topical 5% Sildenafil Citrate Cream FSAD

Vulvar-Vaginal Atrophy Female Sexual Arousal Disorder (FSAD) Dyspareunia Hypoactive Sexual Desire Disorder (HSDD) Female Sexual Dysfunction (FSD) With its approval of Addyi®, FDA has now acknowledged and formally classified the distinct and separate disorders that comprise Female Sexual Dysfunction. Where HSDD is characterized primarily by a lack of sexual desire, FSAD is characterized primarily by an inability to attain and/or maintain sufficient physical sexual arousal. Female Sexual Dysfunction Market Landscape INTRAROSA is a registered trademark of Endoceutics, Inc. Imvexxy is a trademark of TherapeuticsMD, Inc. Osphena is a registered trademark of Duchesnay USA, Pennsylvania, USA. ESTRACE® is a registered trademark of Allergan Pharmaceuticals International Limited. Premarin is a registered trademark of Pfizer Inc. Addyi is a registered trademark of Sprout Pharmaceuticals, Inc. Bremelanotide is a registered trademark of Palatin Technologies, Inc.

$32 billion global category* Innovative Vaginal Drug Delivery Well characterized therapeutic options

IVR Technology



Intravaginal Ring (IVR) Technology Platform

Daré has an exclusive, global license to Juniper's novel IVR technology originally developed by Dr. Robert Langer from MIT and Dr. William Crowley from Massachusetts General Hospital and Harvard Medical School.

- Features of the Juniper intravaginal ring technology include:
  - Sustained drug delivery.
  - Variable dosing and duration.
  - Single or multiple drug delivery via a solid ethylene vinyl acetate polymer matrix (without the need for a membrane or reservoir to contain the active drug or control the release).
- Current 505(b)(2) candidates licensed from Juniper include:
  - **DARE-OAB1**
    - Formerly JNP-0101, an oxybutynin ring for the treatment of overactive bladder;
  - **DARE-HRT1**
    - Formerly JNP-0201, a combination estradiol + progesterone ring for hormone replacement therapy.
  - **DARE-FRT1**
    - Formerly JNP-0301, a natural progesterone ring for the prevention of preterm birth and for fertility support as part of an IVF treatment plan.


Robert Langer, Top MIT Biomedical Engineer And Father Of 30 Companies, On How To Launch A Successful Biotech Company


Reproductive Endocrine Unit
Dr. William Crowley

Daré's exclusive license covers all rings in development as well as additional applications of the intravaginal ring technology platform in other therapeutic areas.

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http://www.ibtimes.com/robert-langer-top-mit-biomedical-engineer-father-30-companies-how-launch-successful-2141263
https://reproendo.mgh.harvard.edu/programs/research-investigators/dr-william-crowley/

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HRT Market Overview

Hormone Replacement Therapy (HRT)

Hormone therapy (HT) remains the most effective treatment for vasomotor symptoms (VMS) and the genitourinary syndrome of menopause (GSM) and has been shown to prevent bone loss and fracture.[1]

- 45M women in U.S. approaching or in menopause.[2]
- 2012 NAMS consensus statement supports HRT in peri- and post-menopausal women.[3]
- NAMS recommends Non-oral route over oral.[3]

$2.2 Billion U.S. Market[4]


$660M FDA-approved
~$1.5 B Compounded
Compounded
FDA-approved

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1. The 2017 hormone therapy position statement of The North American Menopause Society; Menopause: The Journal of The North American Menopause Society Vol. 24, No. 7, pp. 728-753
2. U.S. Census Bureau, Population Division. Table 2. 2015 to 2060 (NP2012-T2). Released Dec. 2012.
3. Menopause, Vol. 19, No. 3, 2012.
4. U.S. 2014. Source: Symphony Health Solutions Report

DARE-HRT1

Phase 1 Overview

Hormone Replacement Therapy (HRT)[1]

For Treatment of Vasomotor Symptoms due to Menopause

- Proposed Study:
  - A Phase 1, Open-Label, 3-arm Parallel Group Study to Evaluate the Pharmacokinetics and Safety of DARE-HRT1 (80 µg and 160 µg Estradiol/ 5 mg and 10 mg Progesterone Intravaginal Rings) in Healthy Post-Menopausal Women.
- Primary Objectives:
  - To describe the PK parameters over 28 days using two different dose combinations of DARE-HRT1 Intravaginal ring (IVR):
    - Estradiol 80 µg/Progesterone 5 mg IVR
    - Estradiol 160 µg/Progesterone 10 mg IVR
  - Identify the steady-state PK after 28 days of each DARE-HRT1
- N=60

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1. Data on file

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Vaginally Delivered Tamoxifen to treat VVA in HR+ Breast Cancer Patients DARE-VVA1 (Formerly PT-101) A proprietary vaginal formulation of tamoxifen, has the potential to be a first-in-class treatment for vulvar and vaginal atrophy (VVA) in patients with hormone-receptor-positive (HR+) breast cancer. VVA is a chronic condition characterized by pain during intercourse, vaginal dryness and irritation. Most women use localized estrogen therapy which is contraindicated for more than two million women diagnosed with, or at risk of recurrence of, ER-positive and PR-positive breast cancer.1 Daré intends to develop this novel local application of tamoxifen to mitigate the symptoms of VVA for patients with or at risk for hormone-receptor-positive breast cancer, including women currently on anti-cancer therapy. Due to the use of aromatase inhibitors for the treatment of HR+ breast cancer, the prevalence of VVA in postmenopausal breast cancer patients is reported to be between 42 and 70 percent.2 If approved, DARE-VVA1 has the potential to be the first treatment specifically developed for VVA in patients with hormone-receptor positive breast cancer. DARE-VVA1 Vaginally Delivered Tamoxifen for VVA https://www.ncbi.nlm.nih.gov/pmc/articles/PMC2800285/#S16title Clinical Breast Cancer: https://www.sciencedirect.com/science/article/pii/S1526820917300952

$32 billion global category* Strategic Pre-Clinical Candidates Contraceptives that address global gaps

Dare’s Innovation Engine Reproductive Health Public & Private Sector Funding "Innovative partnerships increase access to family planning, helping more women plan their lives and shape their futures.” Chris Elias, President Global Development Program, Bill & Melinda Gates Foundation Major foundations contribute hundreds of millions of dollars to fund new innovation in women’s reproductive health. Daré has emerged as the coordinating presence among these organizations and is well positioned to partner on the product candidates with significant market potential. Development organizations screen and advance promising new innovation.

Value Creation in Women's Reproductive Health

Addressing Global Gaps in Contraception

Organization	Funding Source / Donor	Product Name	License Holder / Partner	Form	Indication	Annual Sales / Corporate Value[1]
The Population Council	USAID Gates Foundation	Annovera 	**Therapeutics MD**	Ring	Pregnancy Prevention	$20M upon FDA approval; $20M first commercial batch, milestones + royalties 2018
	USAID	Paragard 	**Cooper Surgical**	IUD	Pregnancy Prevention	Cooper Surgical $1.1B Acquisition from Teva 2017
	USAID	Mirena 	**Bayer**	IUS	Pregnancy Prevention	>$1.1B (Global sales) 2018
	USAID	Jadelle Jadelle	**Bayer**	Implant	Pregnancy Prevention	~$400M (Global sales)
Medicines360	Large Anonymous Donor	Liletta 	**Allergan**	IUS	Pregnancy Prevention	$50M upfront; $125M milestones + royalties, 2013

1 SEC Filing/IMS Data

daré bioscience

Daring to be different

DARE-RH1
CatSper

Contraception

dáre bioscience

Daring to be different

DARE-RH1 (CatSper)

A Novel Approach To Male And Female Contraception.

- The identification of the CatSper target represents the potential to develop a novel class of non-hormonal contraceptive products for both men and women.
  - The discovery of a sperm-specific ion channel, CatSper, was validated in animal models where it was demonstrated that male mice lacking CatSper have poor sperm motility.
- CatSper proteins are ion channels expressed solely in the membranes of sperm flagellum and are essential to sperm motility.
- Pre-clinical research has demonstrated CatSper mediates hyperactive motility of sperm.
  - Sperm hyperactivity is necessary to penetrate the physical barrier known as the zona pellucida which encloses the ovum and protects the egg.[1]
  - The contraceptive benefit of targeting CatSper is achieved by inhibiting sperm hyperactivity and preventing egg fertilization.

1. http://journals.plos.org/plosone/article?id=10.1371/journal.pone.0028359

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ORB-204 and ORB-214, injectable etonogestrel1 The initial development on Orbis’ long-acting injectable contraceptive program was carried out under a subcontract funded by Family Health International (FHI 360) through a grant from the Bill & Melinda Gates Foundation. Pre-clinical studies for the 6- and 12- month formulations have been completed to date: Establishing pharmacokinetics and pharmacodynamics profiles. An injectable contraceptive is designed to provide discreet, non-invasive protection over several months Limitations of the currently marketed injectable contraceptive: provides contraceptive protection for only three months, and can delay the ability to get pregnant for up to ten months after receiving the injection. Target product profile of long-acting injectable Prolonged duration (6 to 12 months), improved ease of use, with an improved side effect profile and predictable return to fertility. Long-acting Injectable Contraception 1. Data on file

Investment Highlights

Background NASDAQ:DARE Publicly traded via reverse merger that closed July 19, 2017. Balance sheet, June 30, 2018: $12.4 million in cash. Non-dilutive NIH SBIR Award (Q2-2018): Daré received a Notice of Award for the first $224,665 of an anticipated $1.9 million in grant funding 11.4 million in common shares and 3.7 million warrants No debt. Financial Profile

Experienced Team to Move the Field Forward

Sabrina Martucci Johnson, MSc, MIM **President and CEO**	**Cypress Bioscience, WCG** **Advanced Tissue Sciences, Baxter Healthcare**
Lisa Walters-Hoffert Chief Financial Officer	ROTH Capital Partners, Citicorp Securities, Bank of America, Oppenheimer & Co.
David Friend, PhD Chief Scientific Officer	Evofem Biosciences, CONRAD, Elan Corporation
John Fair, MA Chief Business Officer	Evofem Biosciences, WCG, Gemini Healthcare, NPA
Mark Walters Vice President, Operations	Pacira, SkyePharma, Alliance Pharmaceuticals, American Home Products
Mary Jarosz, RPh, RAC, FTOPRA Global Head of Regulatory Affairs	Evofem Biosciences, WCG, Abbott Laboratories
Christine Mauck, MD, MPH Medical Director	CONRAD, Population Council, RW Johnson, FDA
Bridget Martell, MD, MA Medical Affairs	Juniper Pharmaceuticals, Purdue Pharma, Pfizer
Nadene Zack, MSc Sr. Director Clinical Operations	Retrophin, Aragon, Cypress Bioscience, Pfizer

daré bioscience

Daring to be different

39

Experienced Board of Directors

Roger Hawley (Chairman)	Zogenix, Alios Biopharma, InterMune, Elan Corporation
Susan Kelley, MD	Cerulean, Bayer, BMS, ArQule
William Rastetter, PhD	Cerulean, GRAIL, Receptos, Illumina, IDEC
Robin Steele, JD, LLM	InterMune, Elan Corporation, Alveo, Alios Biopharma
Jessica Grossman, M.D.	Medicines360, Sense4Baby, Johnson & Johnson
Sabrina Martucci Johnson, MSc, MIM	Cypress Bioscience, WCG, Advanced Tissue Sciences, Baxter Healthcare

daré bioscience

Daring to be different

40

Portfolio Timeline Overview


2018
2019
2020
2021
2022
2023
Ovaprene (Contraception)
PCT
Pivotal
Regulatory Filing
Potential Launch
CDRH / Device Lead
Topical 5%Sildenafil Citrate Cream^ (FSAD)
Phase 2b
Phase 3
Regulatory Filing
Two Phase 3 Trials
DARE-HRT1^
(Hormone Replacement Therapy)
Formerly JNP-0201
Phase 1
Pre-Clinical & Strategic Development Options
Vaginal Drug Delivery^
• DARE-FRT1
• DARE-OAB1
• DARE-VVA1
Longer-Acting Injectable^
• ORB- 204
• ORB- 214
Hormone-free Contraception
• DARE-RH1

^505(b)(2).

Timeline reflects management's current estimates and constitutes a forward looking statement subject to qualifications elsewhere in the presentation. Actual development timeline may be substantially longer, and Daré is under no obligation to update or review this estimate.

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www.darebioscience.com NASDAQ: DARE Trading as DARE since July 19, 2017